JOINDER TO AND AMENDMENT OF INVESTORS' RIGHTS AGREEMENT

This JOINDER TO AND AMENDMENT OF INVESTORS' RIGHTS AGREEMENT dated as of May 27, 2005 is made by and among PATRIOT CAPITAL, L.P., a Delaware limited partnership (the "Additional Investor"), PETRA MEZZANINE FUND, L.P., a Delaware limited partnership ("Petra"), LADDCAP VALUE PARTNERS L.P., a Delaware limited partnership ("Laddcap"), HOME SOLUTIONS OF AMERICA, INC., a Delaware corporation (the "Company") and FRANK J. FRADELLA and RICK J. O'BRIEN (collectively, the "Management Stockholders").  The Company, Petra and the Management Stockholders are parties to an Investors' Rights Agreement dated as of March 31, 2005 (as amended, restated, modified, substituted, extended and renewed from time to time, the "Investors' Rights Agreement") and wish to provide for the Additional Investor to become party thereto and amend certain terms and provisions of that Investors' Rights Agreement.  Accordingly, the parties hereto hereby agree as follows:

1. Except as otherwise defined herein, terms defined in the Investors' Rights Agreement are used herein as defined therein.

2. The Additional Investor is hereby (a) deemed to be a party to the Investors' Rights Agreement and (b) granted the rights of and bound in all respects by the terms of the Investors' Rights Agreement, as an Investor thereunder.

3. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

5. The Investors' Rights Agreement is amended and modified as follows:

(a)               Clause (i) of the defined term "Registrable Securities" is hereby amended by adding the phrase "the Warrants, the Additional Warrants and" at the beginning of that clause (i) and immediately before the phrase "the Common Stock."

(b)               All references to "Major Stockholder" are hereby deleted and replaced with "Management Stockholder."

(c)               Section 5.2 is hereby deleted in its entirety and replaced with the following:

5.2 Amendments and Waivers.  Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of not less than seventy percent (70%) of the outstanding shares of Registrable Securities; provided, however, that Section 3 may only be amended with the consent of the Company, the holders of not less than seventy percent (70%) of the outstanding shares of Registrable Securities and the holders of a majority of the outstanding shares of Common Stock held by the Management Stockholders.  Any amendment or waiver effected in accordance with this Section shall be binding upon any Person who is granted certain rights under this Agreement and the Company.

5. This Joinder Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or telefax, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

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COMPANY'S SIGNATURE PAGE TO JOINDER AGREEMENT

            IN WITNESS WHEREOF, the Company has executed this Joinder Agreement as of the date first above written.

THE COMPANY:

HOME SOLUTIONS OF AMERICA, INC.

By        ____________________________
             Rick J. O'Brien,
             Chief Financial Officer

PETRA'S SIGNATURE PAGE TO JOINDER AGREEMENT

            IN WITNESS WHEREOF, Petra has executed this Joinder Agreement as of the date first above written.

PETRA:

                                                                        PETRA MEZZANINE FUND, L.P.

                                                                        By:       Petra Partners, LLC,
                                                                                    its General Partner

                                                                                    By:       ____________________
                                                                                                Michael W. Blackburn,
                                                                                                Managing Member

LADDCAP'S SIGNATURE PAGE TO JOINDER AGREEMENT

              IN WITNESS WHEREOF, Laddcap has executed this Joinder Agreement as of the date first above written.

LADDCAP:

                                                            LADDCAP VALUE PARTNERS L.P.

                                                                        By:
                                                                                    Robert B. Ladd
                                                                                    Managing Partner

MANAGEMENT STOCKHOLDERS' SIGNATURE PAGE TO JOINDER AGREEMENT

            IN WITNESS WHEREOF, each of the Management Stockholders has executed this Joinder Agreement as of the date first above written.

____________________________
FRANK J. FRADELLA

____________________________
RICK J. O'BRIEN

ADDITIONAL INVESTOR'S SIGNATURE PAGE TO JOINDER AGREEMENT

            IN WITNESS WHEREOF, the Additional Investor has executed this Joinder Agreement as of the date first above written.

ADDITIONAL INVESTOR:

PATRIOT CAPITAL, L.P.

                                                                        By:       Patriot Capital, LLC,
                                                                                    its general partner

                                                                        By:       _______________________(SEAL)
                                                                                               Charles P. McCusker,
                                                                                                Managing Member